Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
April 30, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  5.43%
      April, 1997  4.04%
      March, 1997  6.39%
      February, 1997  5.86%



Cash Yield                                              17.11%


Investor Charge Offs                                    4.72%


Base Rate                                               8.34%


Over 35 Day Delinquency                                 4.77%


Seller's Interest                                       15.14%


Total Payment Rate                                      9.56%


Total Principal Balance                                $6,363,109,018.53


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $963,109,018.55